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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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        North Carolina                 001-16485              56-2169715
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File Number)       Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     As previously disclosed in a Current Report on Form 8-K filed by Krispy Kreme Doughnuts, Inc. (the "Company") on February 10, 2005, the Company entered into a Services Agreement with Stephen F. Cooper, Steven G. Panagos, and Kroll Zolfo Cooper LLC ("KZC") effective as of January 18, 2005 (the "Services Agreement"). The Services Agreement provides for the payment by the Company to KZC of a success fee, the amount of which was to be mutually agreed upon by the Company and KZC within sixty days of the date of the Services Agreement. On March 14, 2005, the Company entered into a letter agreement dated March 10, 2005 (the "Letter Agreement") with Stephen F. Cooper, Steven G. Panagos and KZC extending the deadline for negotiating the success fee to April 30, 2005. The Letter Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated into this Item 1.01 by reference.

Item 8.01 Other Items

     On March 18, 2005, Krispy Kreme Doughnuts, Inc. issued a press release announcing that its wholly-owned subsidiary, Krispy Kreme Doughnut Corporation, was served with a purported class action that asserts claims under the Employee Retirement Income Security Act. A copy of the press release is attached hereto as Exhibit 99.1, and the press release is incorporated by reference into this
Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          10.1 Letter Agreement dated March 10, 2005, by and between Krispy Kreme Doughnuts, Inc., Stephen F. Cooper, Steven G. Panagos and Kroll Zolfo Cooper LLC.

          99.1 Press release ("Krispy Kreme Announces ERISA Litigation") dated March 18, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     KRISPY KREME DOUGHNUTS, INC.
Dated: March 18, 2005

                                     By:   /s/ Michael C. Phalen
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                                           Michael C. Phalen
                                           Chief Financial Officer